                                                                    EXHIBIT 10.6

           FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

     THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") dated as of September 29, 1998, is by and between Quanta Services, Inc., a Delaware corporation (the "Borrower"), Bank One, Texas, National Association ("Bank One"), National City Bank and the other lenders from time to time parties hereto (each a "Lender" and collectively, the "Lenders"), Bank One as administrative agent for the Lenders (in such capacity, the "Agent") and National City Bank as co-agent for the Lenders (in such capacity, the "Co-Agent").

                                  WITNESSETH:

     WHEREAS, the Borrower, the Lenders, the Agent and the Co-Agent have entered into that certain Amended and Restated Credit Agreement dated as of August 3, 1998, pursuant to which the Lenders have agreed to make Loans to the Borrower and to issue Letters of Credit for the account of the Borrower pursuant to the terms thereof (the "Credit Agreement"); and

     WHEREAS, the Borrower, the Lenders, the Agent and the Co-Agent desire to amend the Credit Agreement as hereinafter set forth;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the Borrower, the Lenders, the Agent and the Co-Agent hereby agree as follows:

     1. AMENDMENTS TO CREDIT AGREEMENT.

          (a)  Section 1.1 of the Credit Agreement is hereby amended as follows:

               (i) The following definitions of "Beneficial Ownership", "Change of Control", "Enron Subordinated Debt Documents" and "Exchange Act" are hereby added in the correct alphabetical order:

          "Beneficial Ownership," and "Beneficial Owner" shall have the meanings assigned to them in Rule 13d-3 under the Exchange Act in effect on September 29, 1998.

          "Change in Control" shall be deemed to have occurred if (i) any Person acquires, directly or indirectly, the Beneficial Ownership of any voting security of the Borrower and immediately after such acquisition such Person is, directly or indirectly, the Beneficial Owner of voting securities representing 50% or more of the total voting power of all the then outstanding voting securities of the Borrower entitled to vote generally in the election of directors; or (ii) individuals who on September 29, 1998, constitute the Borrower's Board of Directors, or their successors approved in accordance with the terms below, cease for any reason to constitute at least a majority thereof, unless the election or nomination for the election by the Borrower's stockholders of each new director was approved by vote of at least 2/3rds of the directors then still in office who were directors on September 29, 1998, or their successors approved in accordance with the terms hereof.

          "Enron Subordinated Debt Documents" means that certain Securities Purchase Agreement by and among the Borrower, Enron Capital & Trade Resources Corp. and Joint Energy Development Investments II Limited Partnership dated as of September 29, 1998, the Convertible Subordinated Notes of the Borrower issued pursuant thereto and any other Basic Document as defined therein, as amended from time to time as permitted hereby.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations of the SEC promulgated thereunder.

     (b) Section 6.11(a)(iii) of the Credit Agreement is hereby amended and restated in its entirety as follows:

          "(iii) the maximum cash purchase price paid and Indebtedness incurred to a seller by the Borrower or any of its Subsidiaries in connection with (x) any single Acquisition shall not exceed $12,000,000, and (y) all Acquisitions made during any rolling four (4) fiscal quarters (excluding any Acquisitions exceeding $12,000,000 for which the Borrower has obtained approval of the Majority Lenders hereunder and all Acquisitions made from and after April 9, 1998, through September 29, 1998) shall not exceed twenty-five percent (25%) of the Borrower's Consolidated Net Worth as of the end of the immediately preceding fiscal quarter;"

     (c) New Section 6.25 of the Credit Agreement is hereby added as follows in the correct numerical order:

          "Section 6.25 Subordinated Debt Investment. The Borrower shall provide written notice to the Agent (by confirmed fax to each of the Agent and its legal counsel, Gardere Wynne Sewell & Riggs, L.L.P., attention: Ms. Lisa J. Mellencamp (fax no.: 713-308-5555)) of (i) any Change of Control within two (2) Business Days following any such Change of Control, and (ii) any notice received by the Borrower from any holder of a Subordinated Debt Investment exercising any right to require the Borrower to redeem all or any part of a Subordinated Debt Investment within two (2) Business Days of the Borrower's receipt thereof. The Borrower shall not redeem all or any part of the Indebtedness evidenced by the Enron Subordinated Debt Documents as a result of a Change of Control before ten (10) days following the date of a Redemption Notice (as defined in the Enron Subordinated Debt Documents) or if prohibited by the subordination provisions contained therein. The Borrower shall not redeem, pursuant to any optional redemption right it may have, all or any part of a Subordinated Debt Investment before the Maturity Date. The Borrower shall not amend, modify or change in any way any of the Enron Subordinated Debt Documents so as to change the stated maturity date of the principal of such Indebtedness, or any installment of interest thereon, to an earlier date, increase the rate of interest thereon or any premium payable on the redemption thereof, change any of the redemption or subordination provisions thereof (or the definitions of any defined terms contained therein) or otherwise change in any respect materially adverse to the interests of the Lenders any of the terms thereof, in each case, without the consent of the Majority Lenders."

     (d)  Section 7.1 of the Credit Agreement is hereby amended as follows:

          (i) Section 7.1(k) of the Credit Agreement is hereby amended and restated in its entirety as follows:

          "(k) a Change of Control shall occur or the common stock of the Borrower shall be delisted from the New York Stock Exchange; or"

          (ii) A new Section 7.1(l) of the Credit Agreement is added as follows:

          "(l) an Event of Default shall occur and be continuing under the Enron Subordinated Debt Documents or any other documents evidencing a Subordinated Debt Investment."

     2. CONSENT TO ENRON SUBORDINATED DEBT DOCUMENTS. The Lenders hereby consent to the terms of the Enron Subordinated Debt Documents as in effect on September 29, 1998 and agree that the subordinated Indebtedness evidenced thereby shall be a Subordinated Debt Investment for purposes of the Credit Agreement, provided that the Borrower secures, and it hereby agrees to so secure, the repayment of the Obligations with the assets of the Borrower and its Subsidiaries pursuant to documentation standard and customary for secured credit facilities of this type on or before November 29, 1998.

     3. REAFFIRMATION OF REPRESENTATIONS AND WARRANTIES. To induce the Lenders, the Agent and the Co-Agent to enter into this Amendment, the Borrower hereby reaffirms, as of the date hereof, its representations and warranties in their entirety contained in the Credit Agreement and in all other documents executed pursuant thereto (except to the extent such representations and warranties relate solely to an earlier date) and additionally represents and warrants as follows:

          (a) The execution and delivery of this Amendment and the performance by the Borrower of its obligations under this Amendment and the Credit Agreement as amended hereby are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action, have received all necessary governmental and other approvals (if any shall be required), and do not and will not contravene or conflict with the governance documents of the Borrower or any provision of law, any presently existing requirement or restriction imposed by any judicial, arbitral, regulatory or governmental instrumentality or constitute a default under, or result in the creation or imposition of any Lien other than a Permitted Lien upon any property or assets of the Borrower or any Guarantor under, any agreement, instrument or indenture by which the Borrower or any Guarantor is bound;

          (b) This Amendment has been duly executed and delivered on behalf of the Borrower and this Amendment and the Credit Agreement as amended hereby are the legal, valid and binding obligations of the Borrower, enforceable in accordance with its terms subject as to enforcement only to bankruptcy, insolvency, reorganization, moratorium or other similar laws and equitable principles affecting the enforcement of creditors' rights generally; and

          (c) No Default or Event of Default has occurred and is continuing.

     4. REAFFIRMATION OF CREDIT AGREEMENT. This Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, is hereby ratified, approved and confirmed in each and every respect. All references to the Credit Agreement herein and in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Credit Agreement as amended hereby.

     5. DEFINED TERMS. Except as amended hereby, terms used herein when defined in the Credit Agreement shall have the same meanings herein unless the context otherwise requires.

     6. GOVERNING LAW; ARBITRATION; SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL.

          (a) The Credit Agreement, as amended hereby, and the other Credit Documents, and the rights and duties of the parties thereto, shall be construed in accordance with and governed by the internal laws of the State of Texas.

          (b) THE AGENT, THE CO-AGENT, EACH LENDER AND THE BORROWER HEREBY WAIVES ITS RIGHT TO RESOLVE DISPUTES, CLAIMS, AND CONTROVERSIES ARISING FROM THE CREDIT AGREEMENT, AS AMENDED HEREBY, ANY OTHER CREDIT DOCUMENT OR ANY MATTER IN CONNECTION THEREWITH, INCLUDING, WITHOUT LIMITATION, CONTRACT DISPUTES AND TORT CLAIMS, THROUGH ANY COURT PROCEEDING OR LITIGATION AND ACKNOWLEDGES THAT ALL SUCH DISPUTES, CLAIMS AND CONTROVERSIES SHALL BE RESOLVED PURSUANT TO THIS SECTION, EXCEPT THAT EQUITABLE RELIEF AND CERTAIN OTHER RIGHTS AND REMEDIES SET FORTH BELOW MAY BE SOUGHT FROM ANY COURT OF COMPETENT JURISDICTION. EACH PARTY REPRESENTS TO THE OTHER PARTIES THAT THIS WAIVER IS MADE KNOWINGLY AND VOLUNTARILY AFTER CONSULTATION WITH AND UPON ADVICE OF ITS COUNSEL AND IS A MATERIAL PART OF THIS AGREEMENT. ALL SUCH DISPUTES, CLAIMS AND CONTROVERSIES SHALL BE RESOLVED BY BINDING ARBITRATION PURSUANT TO THE COMMERCIAL RULES OF THE AMERICAN ARBITRATION ASSOCIATION ("AAA"). Any arbitration proceeding held pursuant to this arbitration provision shall be conducted in Houston, Texas or at any other place selected by mutual agreement of the parties. No act to take or dispose of any collateral shall constitute a waiver of this arbitration agreement or be prohibited by this arbitration agreement. This arbitration provision shall not limit the right of any party during any dispute, claim or controversy to seek, use, and employ ancillary, or preliminary rights and/or remedies, judicial or otherwise, for the purposes of realizing upon, preserving, protecting, foreclosing upon or proceeding under forcible entry and detainer for possession of, any real or personal property, and any such action shall not be deemed an election of remedies. Such remedies include, without limitation, obtaining injunctive relief or a temporary restraining order, invoking a power of sale under any deed of trust or mortgage, obtaining a writ of attachment or imposition of a receivership, or exercising any rights relating to personal property, including exercising the right of set-off, or taking or disposing of such property with or without judicial process pursuant to the Uniform Commercial Code. Any disputes, claims or controversies concerning the lawfulness or reasonableness of an act, or exercise of any right or remedy concerning any collateral, including any claim to rescind, reform, or otherwise modify any agreement relating to the collateral, shall also be arbitrated; provided, however that no arbitrator shall have the right or the power to enjoin or restrain any act of either party. Judgment upon any award rendered by any arbitrator may be entered in any court having jurisdiction. The statute of limitations, estoppel, waiver, laches and similar doctrines which would otherwise be applicable in an action brought by a party shall be applicable in any arbitration proceeding, and the commencement of an arbitration proceeding shall be deemed the commencement of any action for these purposes. The federal arbitration act (Title 9 of the United States Code) shall apply to the construction, interpretation, and enforcement of this arbitration provision.

          (c) To the fullest extent permitted by applicable law, each party hereto agrees that any court proceeding or litigation permitted by Section 6(b) may be brought and maintained in the courts of the State of Texas sitting in Harris County or the United States District Court for the Southern District of Texas. To the fullest extent permitted by applicable law, the Borrower hereby expressly and irrevocably submits to the jurisdiction of the courts of the State of Texas and the United States District Court for the Southern District of Texas for the purpose of any such litigation as set forth above and irrevocably agrees to be bound by any judgment rendered thereby in connection with such litigation. To the fullest extent permitted by applicable law, the Borrower further irrevocably consents to the service of process, by registered mail, postage prepaid, or by personal service within or without the state of Texas. To the fullest extent permitted by applicable law, the Borrower hereby expressly and irrevocably waives any objection which it may have or hereafter may have to the laying of venue of any such litigation brought in any such court referred to above and any claim that any such litigation has been brought in an inconvenient forum. To the extent that the Borrower has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution or otherwise) with respect to itself or its property, the Borrower hereby irrevocably waives to the fullest extent permitted by applicable law, such immunity in respect of its obligations under the Credit Agreement, as amended hereby, and the other Credit Documents.

          (d) TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY (BY ITS ACCEPTANCE HEREOF) WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING PERMITTED BY SECTION 7(B) AND WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF THE CREDIT AGREEMENT, AS AMENDED HEREBY, ANY OTHER CREDIT DOCUMENT, ANY OTHER RELATED DOCUMENT OR ANY RELATIONSHIP BETWEEN THE AGENT, THE CO-AGENT, ANY LENDER, THE BORROWER AND/OR ANY GUARANTOR, AND AGREES THAT ANY SUCH ACTION, PROCEEDING OR DISPUTE SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. THIS PROVISION IS A MATERIAL INDUCEMENT TO THE LENDERS TO PROVIDE THE LOANS AND THE LETTERS OF CREDIT.

     7. COUNTERPARTS. This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, each of which when executed shall be deemed an original but all such counterparts taken together shall constitute one and the same Amendment.

     8. SEVERABILITY. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     9. HEADINGS. Section headings used in this Amendment are for reference only and shall not affect the construction of this Amendment.

     10. NOTICE OF ENTIRE AGREEMENT. This Amendment, together with the other Credit Documents, constitute the entire understanding among the Borrower, the Agent, the Co-Agent and the Lenders and supersedes all earlier or contemporaneous agreements, whether written or oral, concerning the subject matter of the Amendment and the other Credit Documents. THIS WRITTEN AMENDMENT TOGETHER WITH THE OTHER CREDIT DOCUMENTS REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their duly authorized officers as of the day and year first written above.


                              BORROWER:
                              --------

                              QUANTA SERVICES, INC.


                              By:  /s/ Brad Eastman
                                   ----------------------------------------
                              Name:  Brad Eastman
                                   ----------------------------------------
                              Title: Vice President and General Counsel
                                   ----------------------------------------

                              LENDERS:
                              -------

                              BANK ONE, TEXAS, NATIONAL ASSOCIATION, as
                              Administrative Agent and as a Lender


                              By:  /s/ John E. Elam, Jr.
                                   ----------------------------------------
                              Name:  John E. Elam, Jr.
                              Title: Vice President

                              NATIONAL CITY BANK, as Co-Agent and as a Lender


                              By: /s/ Michael J. Durbin
                                  --------------------------
                              Name:  Michael J. Durbin
                              Title: Vice President

                          CONSENT AND ACKNOWLEDGMENT

     Each of the undersigned Guarantors, by its signature hereto, acknowledges and agrees to the terms and conditions of that certain First Amendment to Amended and Restated Credit Agreement (the "Amendment") dated as of September 29, 1998, by and between Quanta Services, Inc., a Delaware corporation (the "Borrower"), Bank One, Texas, National Association ("Bank One"), National City Bank and the other lenders from time to time parties hereto (collectively, the "Lenders"), Bank One as administrative agent for the Lenders (in such capacity, the "Agent") and National City Bank as co-agent for the Lenders (in such capacity, the "Co-Agent"). Each of the undersigned (i) acknowledges and reaffirms its obligations under its Guaranty (collectively, the "Guaranties"), and agrees that the Guaranties shall remain in full force and effect, and (ii) agrees to fulfill the terms of Section 2 of the Amendment to the extent applicable to its assets.

     Dated as of September 29, 1998.

                    ADVANCED COMMUNICATIONS TECHNOLOGIES, INC.
                    COAST TO COAST LLC
                    ENVIRONMENTAL PROFESSIONAL ASSOCIATES LTD.
                    FIVE POINTS CONSTRUCTION COMPANY
                    GOLDEN STATE UTILITY CO.
                    HAMLIN ACQUISITION, INC.
                    NORAM TELECOMMUNICATIONS INC.
                    NORTH PACIFIC CONSTRUCTION COMPANY, INC.
                    PAR ELECTRICAL CONTRACTORS, INC.
                    POTELCO, INC.
                    QSI, INC.
                    QUANTA DELAWARE, INC.
                    QUANTA SERVICES MANAGEMENT PARTNERSHIP, L.P.
                    RT TELECOMMUNICATIONS, INC.
                    SMITH ACQUISITION DE, INC.
                    SPALJ CONSTRUCTION CO.
                    SPAN-CON OF DEERWOOD, INC.
                    SUMTER BUILDERS, INC.
                    TELECOM NETWORK SERVICES, INC.
                    TRANS TECH ELECTRIC, INC.
                    UNDERGROUND CONSTRUCTION COMPANY
                    UNION POWER CONSTRUCTION CO.
                    W.H.O.M. CORPORATION



                    By:    /s/ Brad Eastman
                          -----------------------------------------
                    Name:  Brad Eastman
                          -----------------------------------------
                    Title: Vice President and Assistant Secretary
                          -----------------------------------------